                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 7, 2002
                                                   ---------------

                             Argen Corp.
                             -----------
         (Exact name of registrant as specified in its charter)

                              Delaware
                              --------
            (State or other jurisdiction of incorporation)

                 0-28127                          pending
                 -------                          -------
         (Commission File Number)     (IRS Employer Identification No.)

         14411 Telegraph Road    Whittier, CA            90604
      ------------------------------------------------------------
      (Address of principal executive offices)         (Zip Code)

                            (562) 903-0744
                         --------------------
          Registrant's telephone number, including area code:

 1422 Chestnut Street, Suite #410, Philadelphia, PA 19102 (215) 893-3662
              -------------------------------------------
              (Former name, address and telephone number)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

 (a) On March 5, 2002, James Mansir, Jr. acquired 4,600,000 common shares of Argen Corp. (the "Registrant") from Dotcom Internet Ventures Ltd., a Delaware corporation, in a private purchase transaction. James Mansir, Jr.
became the "control person" of the Registrant as that term is defined in the
Securities Act of 1933, as amended. Simultaneously with this transaction, the Board of Directors of Argen Corp. nominated James Mansir, Jr. to the
Board of Directors and all former officers and directors resigned. James
Mansir, Jr. was then named President, Secretary and Treasurer of Argen Corp.

      Prior to the sale, the Registrant had 5,000,000 shares of common stock outstanding.

 Copy of the Capital Stock Purchase Agreement reflecting the sale of the 4,600,000 shares is attached hereto as an exhibit. The foregoing description is modified by such reference.

 (b) The following table sets forth, as of March 5, 2002, certain information with respect to the Registrant's equity securities owned of record or beneficially by (i) each Officer and Director of the Registrant;
(ii) each person who owns beneficially more than 5% of each class of the
Registrant's outstanding equity securities; and (iii) all Directors and
Executive Officers as a group.

                                                Amount and
                                                Nature of
                  Name and Address of           Beneficial    Percent of
Title of Class    Beneficial Owner (1)          Ownership     Class (2)
--------------    --------------------------    ---------     ----------
Common Stock      James Mansir, Jr.             4,600,000         92%
                  13559 Meganwood Place
                  La Mirada, CA 90638

Common Stock      All Officers and Directors    4,600,000         92%
                  as a Group
                  (1 person)

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.

(2) Based upon 5,000,000 shares issued and outstanding.

ITEM 5. OTHER EVENTS

 As a result of the transaction as described under Item 1 above, the
Registrant has relocated its offices to 14411 Telegraph Road, Whittier, CA
90604.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

 1.1. Capital Stock Purchase Agreement between Dotcom Internet
        Ventures Ltd., and James Mansir, Jr. dated as of January 7, 2002.

                                 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ARGEN CORP.

                                      /s/ James Mansir, Jr.
                                      -------------------------------
                                      James Mansir, Jr., President

Date: March 7, 2002

EXHIBIT 1.1

                   CAPITAL STOCK PURCHASE AGREEMENT

Agreement dated as of January 7, 2002 between Dotcom Internet
Ventures Ltd., a Delaware corporation, or its assigns ("DCIV"), on the one hand, and James Mansir, Jr., an individual ("Investor"), on the other hand.

1.   THE ACQUISITION.

     1.1 Purchase and Sale Subject to the Terms and Conditions of
     this Agreement. At the Closing to be held as provided in
     Section 2, DCIV shall sell 4,600,000 shares  (the "Argen
     Shares") of common stock of Argen Corp. ("Argen") to the
     Investor hereto and the Investor shall purchase the Argen
     Shares from DCIV, free and clear of all Encumbrances other than restrictions imposed by Federal and State securities laws.

     1.2 Purchase Price.  At the Closing, the Investor shall pay an aggregate total of $50,000  (the "Purchase Price") in
     consideration for the Argen Shares to DCIV by wire transfer to an account to be specified by DCIV.

2.   THE CLOSING.

     2.1 Place and Time.  The closing of the sale of the Argen
     Shares for the Purchase Price (the "Closing") shall take place at Argen Corp., 1422 Chestnut Street, Suite 410, Philadelphia,
     PA 19102 no later than the close of business (Philadelphia
     County Philadelphia time) on or before January 7, 2002 or at such other place, date and time as the parties may agree in writing.

     2.2 Deliveries by DCIV. At the Closing, DCIV shall deliver the following to the Investor:

     a. Certificates representing the Argen Shares, duly endorsed for transfer to the Investor and accompanied by appropriate stock powers, or Certificates representing the Argen Shares reissued in the name of Investor.

     b. The documents contemplated by Section 3.

     c. All other documents, instruments and writings required by this Agreement to be delivered by DCIV at the Closing and any other documents or records relating to Argen's business
     reasonably requested by the Investors in connection with this
     Agreement.

     2.3 Deliveries by Investor. At the Closing, the Investor shall deliver the following to DCIV:

        a. The Purchase Price by wire transfer to an account to be specified by DCIV.

        b. The documents contemplated by Section 4.

        c. All other documents, instruments and writings required by this Agreement to be delivered by the Investor at the Closing.

3.   CONDITIONS TO THE INVESTOR'S OBLIGATIONS.

     The obligations of the Investor to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by the
Investor:

     3.1 No Injunction. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that
     prevents the consummation of the transactions contemplated by this Agreement, that prohibits the Investor's acquisition of the Argen Shares or that will require any divestiture as a result of the Investor's acquisition of the Argen Shares or that will require all or any part of the business of Argen to be held separate and no litigation or proceedings seeking the issuance of such an injunction, order or decree or seeking to impose substantial penalties on Argen or the Investor if this
     Agreement is consummated shall be pending.

     3.2 Representations, Warranties and Agreements.  (a) The
     representations and warranties of DCIV set forth in this
     Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and (b)
     DCIV shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by them at or prior to the Closing.

     3.3 Regulatory Approvals.  All licenses, authorizations,
     consents, orders and regulatory approvals of Governmental
     Bodies necessary for the consummation of the Investor's
     acquisition of the Argen Shares shall have been obtained and shall be in full force and effect.

     3.4 Resignations of Director.  Effective on the Closing Date,
     all of the officers and directors shall have resigned as an officer, director and employee of Argen. The Investor
     understands that such resignations may require a filing in accordance with Rule 14f-1 of the Exchange Act.

4.   CONDITIONS TO SHAREHOLDER'S OBLIGATIONS.

     The obligations of DCIV to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by DCIV:

     4.1 No Injunction.  There shall not be in effect any
     injunction, order or decree of a court of competent
     jurisdiction that prevents the consummation of the transactions contemplated by this Agreement, that prohibits the Investor's acquisition of the Argen Shares or that will require any
     divestiture as a result of the Investor's acquisition of the
     Argen Shares or that will require all or any part of the
     business of Argen to be held separate and no litigation or proceedings seeking the issuance of such an injunction, order or decree or seeking to impose substantial penalties on Argen or the Investor if this Agreement is consummated shall be pending.

     4.2 Representations, Warranties and Agreements.  (a) The
     representations and warranties of the Investor set forth in this Agreement shall be true and complete in all material
     respects as of the Closing Date as though made at such time, and (b) the Investor shall have performed and complied in all material respects with the agreements contained in this
     Agreement required to be performed and complied with by it at or prior to the Closing.

     4.3 Regulatory Approvals.  All licenses, authorizations,
     consents, orders and regulatory approvals of Governmental
     Bodies necessary for the consummation of the Investor's
     acquisition of the Argen Shares shall have been obtained and shall be in full force and effect.

5.   REPRESENTATIONS AND WARRANTIES OF DCIV.

     DCIV represents and warrants to the Investor that:

     5.1 Authorization. Argen is a corporation duly organized,
     validly existing and in good standing under the laws of the state of Delaware. This Agreement constitutes a valid and
     binding obligation of DCIV, enforceable against it in
     accordance with its terms.

     5.2 Capitalization. The authorized capital stock of Argen
     consists of 20,000,000 authorized shares of common stock, par value $.0001, and 5,000,000 preferred shares, par value $.0001, of which 5,000,000 common shares and no preferred shares are presently issued and outstanding. As of the Closing Date there will not be outstanding any warrants, options or other
     agreements on the part of Argen obligating Argen to issue any additional shares of common or preferred stock or any of its securities of any kind.

     5.3 Ownership of Argen Shares. The delivery of certificates to the Investor provided in Section 2.2 will result in the
     Investor's immediate acquisition of record and beneficial
     ownership of the Argen Shares, free and clear of all
     Encumbrances subject to applicable State and Federal securities laws.

     5.4 Consents and Approvals of Governmental Authorities. Except
     with respect to applicable State and Federal securities laws, to the best of DCIV's knowledge and belief no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by Argen or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement by Argen or the consummation of the sale of the Argen Shares to the
     Investor.

     5.5 Financial Statements. DCIV has delivered to Investor the balance sheet of Argen as of December 31, 2000 and September
     30, 2001, and statements of income and changes in financial position for the periods then ended and the period from
     inception to the period then ended, together with the report thereon of Argen's independent accountant (the "Argen Financial
     Statements"). To the best of DCIV's knowledge and belief the
     Argen Financial Statements are accurate and complete in
     accordance with generally accepted accounting principles.

     5.6 Litigation. To the best of DCIV's knowledge and belief, there is no action, suit, inquiry, proceeding or investigation by or before any court or Governmental Body pending or
     threatened in writing against or involving Argen which is
     likely to have a material adverse effect on the business or financial condition of Argen and its Subsidiaries, taken as whole. To the best of DCIV's knowledge and belief, Argen is not subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial
     condition of Argen.

     5.7 Absence of Certain Changes. To the best of DCIV's knowledge and belief, since the date of the Argen Financial Statements,
     Argen has not:

          a. suffered the damage or destruction of any of its
          properties or assets (whether or not covered by insurance)
          which is materially adverse to the business or financial
          condition of Argen or made any disposition of any of its
          material properties or assets other than in the ordinary
          course of business;

          b. made any change or amendment in its certificate of
          incorporation or by-laws, or other governing instruments;

          c. organized any new Subsidiary or acquired any Equity
          Securities of any Person or any equity or ownership
          interest in any business;

          d. borrowed any funds or incurred, or assumed or become
          subject to, whether directly or by way of guarantee or
          otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;

          e. paid, discharged or satisfied any material claim,
          liability or obligation (absolute, accrued, contingent or
          otherwise), other than in the ordinary course of business;

          f. prepaid any material obligation having a maturity of
          more than 90 days from the date such obligation was issued or incurred;

          g. canceled any material debts or waived any material
          claims or rights, except in the ordinary course of business;

          h. disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or
          copyright or other intellectual property owned or used by it;

          i. granted any general increase in the compensation of
          officers or employees (including any such increase
          pursuant to any employee benefit plan);

          j. purchased or entered into any contract or commitment to purchase any material quantity of raw materials or
          supplies, or sold or entered into any contract or
          commitment to sell any material quantity of property or
          assets, except (i) normal contracts or commitments for the purchase of, and normal purchases of, raw materials or
          supplies, made in the ordinary course business, (ii)
          normal contracts or commitments for the sale of, and
          normal sales of, inventory in the ordinary course of
          business, and (iii) other contracts, commitments,
          purchases or sales in the ordinary course of business;

          k. made any capital expenditures or additions to property, plant or equipment or acquired any other property or
          assets (other than raw materials and supplies) at a cost
          in excess of $100,000 in the aggregate;

          l. written off or been required to write off any notes or
          accounts receivable in an aggregate amount in excess of
          $2,000;

          m. written down or been required to write down any
          inventory in an aggregate amount in excess of $ 2,000;

          n. entered into any collective bargaining or union
          contract or agreement; or

          o. other than the ordinary course of business, incurred
          any liability required by generally accepted accounting
          principles to be reflected on a balance sheet and material to the business or financial condition of Argen.

     5.8. No Material Adverse Change. To the best of DCIV's
     knowledge and belief, since the date of the Argen Financial
     Statements, there has not been any material adverse change in the business or financial condition of Argen.

     5.9. Brokers or Finders. DCIV has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Argen Shares to the Investors.

6.   REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

     The Investor represents and warrants to DCIV that:

     6.1 Binding Effect. This Agreement constitutes a valid and binding obligation of the Investor, enforceable against
     Investor in accordance with its terms.

     6.2 Consents and Approvals of Governmental Authorities. No
     consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by the Investor in connection with the
     execution, delivery and performance of this Agreement by the
     Investor or the consummation of the sale of the Argen Shares to the Investor.

     6.3 Other Consents. No consent of any Person is required to be obtained by the Investor to the execution, delivery and
     performance of this Agreement or the consummation of the sale of the Argen Shares to the Investor.

     6.4 Manner of Sale. At no time was Investor presented with or solicited by or through any leaflet, public promotional
     meeting, television advertisement or any other form of general solicitation or advertising.

     6.5 Brokers or Finders. The Investor has not employed any
     broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Argen Shares to the Investor.

     6.6 Purchase for Investment. The Investor is purchasing the
     Argen Shares solely for his own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.

7.   FILINGS WITH GOVERNMENTAL AUTHORITIES

     7.1 Regulatory Matters. DCIV and the Investor shall (a) file with applicable regulatory authorities any applications and related documents required to be filed by them in order to consummate the contemplated transaction and (b) cooperate with each other as they may reasonably request in connection with the foregoing.

8.   DEFINITIONS.

     As used in this Agreement, the following terms have the
meanings specified or referred to in this Section 8.

     8.1 "Business Day" - Any day that is not a Saturday or Sunday or a day on which banks located in the City of New York are authorized or required to be closed.

     8.2 "Code" - The Internal Revenue Code of 1986, as amended.

     8.3 "Encumbrances" - Any security interest, mortgage, lien, charge, adverse claim or restriction of any kind, including, but not limited to, any restriction on the use, voting,
     transfer, receipt of income or other exercise of any attributes of ownership, other than a restriction on transfer arising under Federal or state securities laws.

     8.4 "Equity Securities" - See Rule 3a-11-1 under the Securities
     Exchange Act of 1934.

     8.5 "ERISA" - The Employee Retirement Income Security Act of
     1974, as amended.

     8.6 "Governmental Body" - Any domestic or foreign national, state or municipal or other local government or multi-national body (including, but not limited to, the European Economic
     Community), any subdivision, agency, commission or authority thereof.

     8.7 "Knowledge" - Actual knowledge, after reasonable
     investigation.

     8.8 "Person" - Any individual, corporation, partnership, joint venture, trust, association, unincorporated organization, other entity, or Governmental Body.

     8.9 "Subsidiary" - With respect to any Person, any corporation of which securities having the power to elect a majority of that corporation's Board of Directors (other than securities having that power only upon the happening of a contingency that has not occurred) are held by such Person or one or more of its
     Subsidiaries.

9.   NOTICES.

     All notices, consents, assignments and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telex or facsimile (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) received by the delivery service (receipt requested), in each case to the
appropriate addresses, telex numbers and facsimile numbers set forth below (or to such other addresses, telex numbers and facsimile numbers as a party may designate as to itself by notice to the other parties).

          (a) If to the Investor:

          James Mansir, Jr.
          13559 Meganwood Place Ln.
          La Mirada, CA 90638
          Facsimile (562) 902-9154

          (b) If to DCIV:

          Dotcom Internet Ventures Ltd.
          1422 Chestnut Street, Suite #410
          Philadelphia, PA 19102
          Facsimile (215) 893-3662
          Attn: William Tay, President

10.  MISCELLANEOUS.

     10.1 Expenses. Each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this
     Agreement and the performance of its obligations hereunder.

     10.2 Captions. The captions in this Agreement are for
     convenience of reference only and shall not be given any effect in the interpretation of this agreement.

     10.3 No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

     10.4 Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

     10.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an
     original, but all of which together shall constitute the same instrument.

     10.6 Governing Law, Venue. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents
     hereunder shall be governed by the internal law of the State of
     Pennsylvania, without regard to the conflicts of law principles thereof. Venue for any cause of action brought to enforce any part of this Agreement shall be in Pennsylvania.

     10.7 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, provided that neither party may assign its rights hereunder without the consent of the other.

                       [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

"THE INVESTOR"

JAMES MANSIR, JR.

/s/ James Mansir, Jr.
--------------------------
James Mansir, Jr.

"DCIV"

DOTCOM INTERNET VENTURES LTD.
A Delaware Corporation

/s/ William Tay
--------------------------
By: William Tay,  President